                                                                   EXHIBIT 10.1


                     FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT (this "Amendment") is entered into as of June 5, 1998, among Wallace Computer Services, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to the Credit Agreement (as defined herein) (collectively, the "Banks"; individually, a "Bank") and Bank of America National Trust and Savings Association, as agent for the Banks (the "Administrative Agent") and as Swing Line Bank, Wachovia Bank, N.A., as documentary agent and the various co-agents identified as such on the signature pages hereto.

                                 BACKGROUND

         WHEREAS, the Company, the Banks and the Administrative Agent have entered into that certain Credit Agreement dated as of October 31, 1997 (as the same may be further amended or modified from time to time, the "Credit Agreement") and the Loan Documents referred to in the Credit Agreement;

         WHEREAS, the Company, the Banks and the Administrative Agent have determined that the Credit Agreement should be amended in certain respects and to make certain other changes agreed to by the parties.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Certain Amendments to Credit Agreement. The Credit Agreement is hereby amended, effective on the date this Amendment becomes effective in accordance with Section 4 hereof, as follows:

     2.1 The definition of "Subsidiary Guarantee Agreement" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety.

     2.2 Section 6.13 of the Credit Agreement is hereby amended by inserting a period after the phrase "of the capital stock of Graphic Industries" and deleting the remainder of the sentence.

     2.3 Section 6.14 of the Credit Agreement is hereby amended by deleting it in its entirety.

     2.4 Section 7.05(c) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "(c) Indebtedness of Subsidiaries of the Company in a principal amount not in excess of $50,000,000 in principal amount outstanding at any time, provided, however, that

Indebtedness of Graphic Industries and its Subsidiaries under this clause (c) may not be in excess of $25,000,000 in principal amount outstanding at any time; and"

     2.5 Section 8.01(k) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "(k) [Intentionally Omitted]; or"

     2.6 Section 10.01(f) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

         "(f) [Intentionally Omitted];"

     2.7 Exhibit K is hereby amended by deleting it in its entirety.

     2.8 The Subsidiary Guarantee Agreement entered into as of December 23, 1997, by Graphic Industries, Inc. in favor of the Administrative Agent (the "Graphics Guarantee"), is as of the effective date of this Amendment terminated and of no further force or effect. Each of the Banks hereby authorizes and directs the Administrative Agent to deliver to Graphic Industries or the Borrower any instruments, amendment or other documents in order to effect the foregoing.

     3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the receipt by the Administrative Agent of duly executed counterparts of this Amendment from the Company and the Banks and the receipt by the Administrative Agent of such other documents, certificates, instruments or opinions as may reasonably be requested by it.

     4. Certain Representations and Warranties by the Company. In order to induce the Banks and the Administrative Agent to enter into this Amendment, the Company represents and warrants to the Banks and the Administrative Agent that:

     4.1 Authority. The Company has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and the Credit Agreement as amended hereby.

     4.2 Validity. This Amendment and the Credit Agreement as amended hereby have each been duly and validly executed and delivered by the Company and constitute its legal, valid and binding obligations, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

     4.3 No Conflicts. The Company's execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby does not and will not violate its

Certificates of Incorporation or Bylaws, any law, rule, regulation, order, writ, judgment, decree or award applicable to the Company or any contractual provision to which the Company is party or to which the Company or any of its Subsidiaries are subject.

     4.4 Approvals. No authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the Company's execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby.

     4.5 Incorporated Representations and Warranties. All representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and the effective date hereof, except as to any representations or warranties which expressly relate to an earlier date, in which event, such representations and warranties are true as of such date.

     4.6 No Defaults. No Default or Event of Default exists as of the date hereof or will exist after giving effect to this Amendment.

     5.  Miscellaneous.  The parties hereto hereby further agree as follows:

     5.1 Expenses. The Company agrees to pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys' and legal assistants' fees (which attorneys and legal assistants may be employees of the Administrative Agent), incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any document required to be furnished therewith.

     5.2 Further Assurances. Each of the parties hereto hereby agrees to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment and the Credit Agreement as amended hereby.

     5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

     5.4 Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

     5.5 Integration. This Amendment and the Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

     5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF ILLINOIS, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     5.7 Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign or transfer its rights, interests or obligations hereunder without the prior written consent of the Administrative Agent and all of the Banks. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Amendment and their respective successors and permitted assigns.

     5.8 Amendment; Waiver; Reaffirmation of Loan Documents. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of any Bank or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the other Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with
Section 10.01 of the Credit Agreement.

     5.9 Reference to and Effect on the Credit Agreement and the other Loan Documents. Upon the effectiveness hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof," or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement shall be deemed to be amended wherever and as necessary to reflect the foregoing amendments.

                          [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company, the Administrative Agent and each Bank have cause this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              as Administrative Agent

                              By: /s/ David A. Johanson
                              Title: Vice President


                              WALLACE COMPUTER SERVICES, INC.

                              By: /s/ Michael J. Halloran
                              Title: Vice President and Chief Financial Officer


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as a Bank

                              By: /s/ Rhomes Ritter
                              Title: Vice President


                              WACHOVIA BANK N.A.

                              By: /s/ Todd J. Engle
                              Title: Vice President


                              SUNTRUST BANK, ATLANTA

                              By: /s/ Shelly M. Browne
                              Title: Vice President

                              By: /s/ Margaret A. Jaketic
                              Title:  Vice President

                              NATIONSBANK, N.A.

                              By: /s/ Valerie C. Mills
                              Title: Sr. Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By: /s/ Suzanne D. Ergastolo
                              Title: Associate Underwriter


                              FIRST UNION NATIONAL BANK

                              By: /s/ Mark B. Felker
                              Title: Sr. Vice President


                              CREDIT AGRICOLE INDOSUEZ

                              By: /s/ Katherine L. Abbott
                              Title: First Vice President

                              By: /s/ David Bouhl
                              Title: Head of Corporate Banking Chicago


                              MELLON BANK, N.A.

                              By: /s/ Ryan F. Busch
                              Title: Assistant Vice President


                              PNC BANK, NATIONAL ASSOCIATION

                              By: /s/ Kenneth Sweder
                              Title: Vice President

                              THE NORTHERN TRUST COMPANY

                              By: /s/ Jaron Grimin
                              Title: Vice President


                              THE BANK OF TOKYO-MITSUBISHI, LTD.,
                              CHICAGO BRANCH

                              By: /s/ Hajime Watanabe
                              Title: Deputy General Manager


                              FLEET NATIONAL BANK

                              By: /s/ Ann M. Meade
                              Title: Vice President


                              HARRIS TRUST AND SAVINGS BANK

                              By: /s/ Patrick J. McDonnell
                              Title: Vice President


                              THE BANK OF NEW YORK

                              By: /s/ John M. Lokay, Jr.
                              Title: Vice President


                              THE INDUSTRIAL BANK OF JAPAN
                              CHICAGO BRANCH

                              By: /s/ Walter Wolff
                              Title: S.V.P./Deputy General Manager